SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2011

BANKFINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15W060 North Frontage Road, Burr Ridge, Illinois		60527
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 894-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

BankFinancial Corporation (the “Company”) will review second quarter 2011 results in a conference call and webcast for stockholders and analysts on Friday, August 5, 2011 at 9:30 a.m. Chicago Time. The conference call may be accessed by calling 800-561-2731 and using participant passcode 40841269. The conference call will be simultaneously webcast at www.bankfinancial.com, under Stockholder Information. The conference call will be simultaneously webcast at www.bankfinancial.com, under Stockholder Information.

Item 8.01.	Other Events

On August 4, 2011, the Company issued a press release announcing the filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 and a Quarterly Financial and Statistical Supplement. The press release also reported earnings for the three and six months ended June 30, 2011. The press release and Quarterly Financial and Statistical Supplement are included as Exhibits 99.1 and 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 4, 2011

99.2	Quarterly Financial and Statistical Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANKFINANCIAL CORPORATION

Dated: August 4, 2011	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 4, 2011

99.2	Quarterly Financial and Statistical Supplement